UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 11, 2008

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                                TX Holdings, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

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                                     Georgia
                 (State or Other Jurisdiction of Incorporation)

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            000-32335                                      58-2558701

     (Commission File Number)                  (IRS Employer Identification No.)


                  12080 Virginia Blvd
                   Ashland, Kentucky                       41102

        (Address of Principal Executive Offices)         (Zip Code)


                                 (305) 420-6781
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 1 - Registrants' Business and Operations
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Item 1.01  Entry into Material Definitive Agreement
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On November 11, 2008 the Company entered into a settlement agreement with Mark
Neuhaus and Nicole Neuhaus. Mark Neuhaus is the former Chief Executive Officer and a former director of the Company. The agreement is subject to the condition precedent that the Company finalize a transaction with a third party involving certain oil and gas properties within 90 days of November 11, 2008 ("Third Party Closing"). Effective as and when the Third Party Closing occurs, the agreement provides for mutual general releases between each of the Company and Mark and the Company and Nicole Neuhaus. In connection with the agreement, seven million shares of the common stock of the Company previously issued to Mark Neuhaus were delivered to the Company to be held pending the Third Party Closing. If the Third Party Closing occurs within the 90 day period, (1) four million five hundred thousand of the deposited shares will be cancelled and returned to authorized but unissued shares of the Company,(2) two million five hundred thousand of the deposited shares will be delivered to Nicole Neuhaus and (3) certain alleged claims of Mark Neuhaus against the Company for compensation and reimbursement for advances in the aggregate amount of one hundred seventy eight thousand eight hundred sixty two ($178,862.25) and a purported indebtedness of the Company to Mark Neuhaus in the amount of one million three hundred three thousand eight hundred seventy five ( $1,303.875.79),including interest accrued through October 31, 2008 and represented by a convertible note dated as of September 28, 2007 will be cancelled. If the Third Party Closing does not occur within 90 days of November 11, 2008 the settlement agreement will be void and of no force and effect and the deposited shares will be returned.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 13, 2008                   TX Holdings, Inc.
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                                           (Registrant)


                                           By: /s/ William "Buck" Shrewsbury
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                                           William "Buck" Shrewsbury, Chairman


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